UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2010

Spherix Incorporated

(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Delaware	0-5576	52-0849320

(Address of principal executive offices) 6430 Rockledge Drive, Suite 503, Bethesda, Maryland	(Zip Code) 20817

Registrant’s telephone number, including area code 301-897-2540

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On  November 4, 2010, Dr. Robert A. Lodder, President, and Ms. Leisa Dennehy, Commercial and Corporate Development Advisor, of Spherix Incorporated (the “Company”), will deliver a company presentation to various prospective investors at the Windhover’s Therapeutic Area Partnerships Conference in Boston, MA.  The presentation is available on the Company’s website at www.spherix.com, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits

Exhibits

99.1         Spherix Incorporated Overview Presentation, November 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Robert L. Clayton
Robert L. Clayton
CFO

Date:	November 3, 2010